UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2001

Sears Credit Account Master Trust II
----------------------------------------------------------------------------------
(Exact name of registrant as specified in charter)

Illinois -------- (State of Organization)	0-244774 ----------- (Commission File Number)	Not Applicable -------------- (IRS employer Identification No.)
c/o SRFG, Inc. 3711 Kennett Pike Greenville, Delaware ------------------------------------------------------------------ (Address of principal executive offices		19807 ----- (Zip Code)
Registrant's Telephone Number, including area code:		(302) 434-3176 ---------------------
Former name or former address, if changed since last report: Not applicable

The Exhibit Index appears on Page 4

Item 5.

On May 30, 2001, the registrant made available to prospective investors a series term sheet setting forth a description of the collateral pool and the proposed structure of $500,000,000 aggregate principal amount of Series 2001-2 Class A and $40,500,000 aggregate principal amount of Series 2001-2 Class B Master Trust Certificates of Sears Credit Account Master Trust II. The Series Term Sheet is attached hereto as Exhibit 99.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits
Exhibit 99. Series Term Sheet dated May 30, 2001 of Sears Credit Account Master Trust II, Series 2001-2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Sears Credit Account Master Trust II (Registrant)
	By:	SRFG, Inc. (Originator of the Trust)
Date: May 31, 2001	By:	/s/ Keith E. Trost ---------------------------------------------
Keith E. Trost Vice President, Treasurer and Assistant Secretary

EXHIBIT INDEX

Exhibit 99	Series Term Sheet dated May 30, 2001 of Sears Credit Account Master Trust II, Series 2001-2